                                 EXHIBIT 10.24
                                 -------------



                         REGISTRATION RIGHTS AGREEMENT



                                 by and between



                          PACIFIC GULF PROPERTIES INC.


                                      and


                      SANTA ANITA REALTY ENTERPRISES, INC.



                  ___________________________________________

                         Dated:  As of February 1, 1994
                  ___________________________________________

                               TABLE OF CONTENTS

                                                                             PAGE
                                   ARTICLE I

                              CERTAIN DEFINITIONS..........................   1

1.1  Agreement.............................................................   1

1.2  Business Day..........................................................   1

1.3  Company...............................................................   1

1.4  Current Per Share Market Price........................................   1

1.5  Company Offering......................................................   2

1.6  Eligible Securities...................................................   2

1.7  Information Blackout..................................................   2

1.8  Investor..............................................................   2

1.9  Lock-up Period........................................................   2

1.10 Other Securities......................................................   2

1.11 Person................................................................   3

1.12 Purchase and Sale Agreement...........................................   3

1.13 Registration Expenses.................................................   3

1.14 Sales Blackout Period.................................................   3

1.15 SEC...................................................................   3

1.16 Securities Act........................................................   4

                                   ARTICLE II

                      EFFECTIVENESS OF REGISTRATION RIGHTS.................   4

2.1  Effectiveness of Registration Rights..................................   4

                                  ARTICLE III

                              REGISTRATION RIGHTS..........................   4

3.1  Requested Registration and Notice.....................................   4

3.2  Incidental Registration and Notice....................................   6



3.3      Registration Expenses........................................   7

                              ARTICLE IV

                       REGISTRATION PROCEDURES........................   7

4.1      Registration and Qualification...............................   7

4.2      Underwriting.................................................   9

4.3      Blackout Periods.............................................   9

4.4      Qualification for Rule 144 Sales.............................  10

                               ARTICLE V

                PREPARATION; REASONABLE INVESTIGATION.................  10

5.1  Preparation; Reasonable Investigation............................  10

                              ARTICLE VI

                   INDEMNIFICATION AND CONTRIBUTION...................  11

6.1  Indemnification and Contribution.................................  11

                              ARTICLE VII

                   TRANSFER OF REGISTRATION RIGHTS....................  12

7.1  Transfer of Registration Rights..................................  12

                             ARTICLE VIII

                             MISCELLANEOUS............................  12

8.1      Captions.....................................................  12

8.2      Severability.................................................  12

8.3      Governing Law................................................  12

8.4      Modification and Amendment...................................  12

8.5      Counterparts.................................................  13

8.6      Entire Agreement.............................................  13

8.7      Notices......................................................  13

SIGNATURES............................................................  13


                         REGISTRATION RIGHTS AGREEMENT



          This REGISTRATION RIGHTS AGREEMENT is made as of the 1st day of February, 1994 by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("COMPANY"), and SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("INVESTOR").


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Company is acquiring certain assets of Investor in exchange for unregistered shares of its common stock, par value $.01 per share, and certain other consideration, pursuant to that certain Purchase and Sale Agreement, dated as of November 15, 1993, by and between Company and Investor (the "PURCHASE AND SALE AGREEMENT"); and

          WHEREAS, Company intends to issue shares of its common stock in an initial public offering; and

          WHEREAS, pursuant to the Purchase and Sale Agreement, Company has agreed to provide Investor with certain registration rights as set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS.

          1.1  "Agreement" means this Registration Rights Agreement, as
                ---------
originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

          1.2 "Business Day" means any day on which the New York Stock Exchange
               ------------
is open for trading.

          1.3 "Company" means Pacific Golf Properties Inc., a Maryland
               -------
corporation.

          1.4  "Current Per Share Market Price" means at any date of
                ------------------------------
determination (i) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the common stock of Company is listed or admitted to trading or (ii) if the common stock of Company is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System.

          1.5 "Company Offering" has the meaning set forth in Section 3.1(e).
               ----------------

          1.6  "Eligible Securities" means all or any portion of the
                -------------------
unregistered shares of common stock, par value $.01 per share, of Company acquired by Investor pursuant to the Purchase and Sale Agreement, and any shares of the common stock of Company issued with respect thereto.

          As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act, (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without registration pursuant to Section 4(1) of the Securities Act to be confirmed in a written opinion of counsel to Company addressed to Investor, or (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer under the Securities Act shall have been delivered by Company and such securities shall be freely transferrable to the public without registration under the Securities Act.

          1.7 "Information Blackout" has the meaning set forth in
               --------------------
Section 4.3(a).

          1.8 "Investor" means Santa Anita Realty Enterprises, Inc., a Delaware
               -------
corporation.

          1.9  "Lock-up Period" means the period during which, by agreement with
                --------------
Alex Brown & Sons, Incorporated, Prudential Securities Incorporated and Crowell Weedon & Co., as representatives of the several underwriters, Investor has agreed not to sell its shares, which period expires on February 9, 1995, unless earlier terminated by such representives.

          1.10   "Other Securities" has the meaning set forth in Section 3.2.
                  ----------------

          1.11 "Person" means an individual, a partnership (general or limited),
                ------
corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

          1.12 "Purchase and Sale Agreement" has the meaning set forth in the
                ---------------------------
introductory statements to this Agreement.

          1.13 "Registration Expenses" means all expenses incident to Company's
                ---------------------
performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of Company's counsel and accountants in connection with the registration of Eligible Securities; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or duplicating any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities; (iv) all expenses in connection with the qualification of Eligible Securities for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed, provided, however, that Registration Expenses with
                            --------
respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, transfer taxes applicable to Eligible Securities, amounts payable pursuant to
Section 6.1(b), or except as specifically described above in clause (iv), any fees or expenses of counsel, if any, to Investor or counsel, if any, to underwriters, or any expenses of any underwriter.

           1.14  "Sales Blackout Period" has the meaning set forth in
                  ---------------------
Section 4.3(a)(ii).

           1.15  "SEC" means the Securities and Exchange Commission.
                  ---

          1.16  "Securities Act" means the Securities Act of 1933, as amended,
                 --------------
and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                                   ARTICLE II

                      EFFECTIVENESS OF REGISTRATION RIGHTS
                      ------------------------------------

          2.1  Effectiveness of Registration Rights.  This Agreement shall
               ------------------------------------
become effective on the date the Lock-up Period expires or is terminated. The rights granted Investor herein are subject to Article VII of the Purchase and Sale Agreement dated as of November 15, 1993 by and between Company and Investor.

                                  ARTICLE III

                              REGISTRATION RIGHTS
                              -------------------

          3.1   Requested Registration and Notice. Upon written notice from
                ---------------------------------
Investor requesting that Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Investor, which notice shall specify the number of Eligible Securities intended to be disposed of by Investor and the intended method or methods of disposition of such Eligible Securities, Company will use all reasonable efforts to effect (at the earliest possible date) the registration, under the Securities Act, of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:
                                               --------

          (a) if Company shall have previously effected a registration with respect to Eligible Securities pursuant to this Section 3.1, Company shall not be required to effect any further registration hereto until a period of three hundred sixty (360) days shall have elapsed from the lapsing of effectiveness of the most recent such previous registration;

          (b) Company shall have the right to include in any registration statement filed pursuant to the request of Investor securities of Company being sold for the account of Company;

          (c) Company will not be required to effect any registration pursuant to this Section 3.1 if the aggregate proposed public offering price of the Eligible Securities, calculated by multiplying the number of shares of Eligible Securities proposed to be offered in such offering by the Current Per Share Market Price on the date of such notice, intended to be disposed of by Investor thereby is less than (i) $5,000,000, or (ii), if the acquistion by Company of the limited partnership interests owned by Investor in Baldwin

     Industrial Properties, Ltd., a California limited partnership, pursuant to the Purchase and Sale Agreement does not occur by November 30, 1994 and Investor is disposing of its interest in all Eligible Securities owned beneficially by it, $2,500,000;

          (d) Company will not be required to effect more than three registrations pursuant to this Section 3.1 (counting for these purposes only registrations which have been declared or ordered effective, and which have not been cancelled pursuant to Section 4.3(b));

          (e)  if, upon receipt of a registration request pursuant to this
     Section 3.1, Company is advised in writing (with a copy to Investor) by an investment banking firm selected by Company (and approved by Investor) to act as lead underwriter in connection with a public offering of securities by Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by Company (other than an offering in connection with employee benefit and similar plans) (a "COMPANY OFFERING") that had been contemplated by Company prior to the notice by Investor requesting registration, Company shall not be required to effect a registration pursuant to this Section 3.1 until the earliest of (i) three months after the completion of such Company Offering, (ii) the termination of any "black out" period, if any, required by the underwriters to be applicable to Investor in connection with such Company Offering and agreed to in writing by Investor, (iii) promptly after abandonment of such Company Offering or
     (iv) four months after the date of such written notice from Investor requesting registration;

          (f) if, while a registration request is pending pursuant to Section 3.1, Company determines in the good faith judgment of the Board of Directors of Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other comparable transaction, Company shall deliver a certificate to such effect signed by its President or any Vice President to Investor and Company shall not be required to effect a registration pursuant to this Section 3.1 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 60 days after Company makes such good faith determination; and

          (g) No registration of Eligible Securities under this Section 3.1 shall relieve Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Section 3.2.

          3.2  Incidental Registration and Notice.  If Company proposes to
               ----------------------------------
register any shares of common stock or other securities issued by it having terms substantially similar to Eligible Securities ("OTHER SECURITIES") for public sale under the Securities Act (whether proposed to be offered for sale by Company or by any other Person) on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to Investor of its intention to do so, and upon the written request of Investor delivered to Company within fifteen
(15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by Investor), Company will use all reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which Company has been so requested to register by Investor, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided that:
                     --------

          (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, Company shall determine for any reason not to register the Other Securities, Company may, at its election, give written notice of such determination to Investor and thereupon Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in
     Section 3.3);

          (b) Company will not be required to effect any registration pursuant to this Section 3.2 if Company shall have been advised in writing (with a copy to Investor) by a nationally recognized independent investment banking firm selected by Company to act as lead underwriter in connection with the public offering of securities by Company that, in such firm's opinion, a registration at that time would materially and adversely affect Company's own scheduled offering; and

          (c) Company shall not be required to effect any registration of Eligible Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans.

          3.3  Registration Expenses.  Company (as between Company and Investor)
               ---------------------
shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 3.

                                   ARTICLE IV

                            REGISTRATION PROCEDURES.

          4.1  Registration and Qualification.  If and whenever Company is
               ------------------------------
required to use all reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Article 3, Company will as promptly as is practicable:

          (a) prepare, file and use all reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by Investor set forth in such registration statement or the expiration of nine months after such registration statement becomes effective;

          (c) furnish to Investor and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as Investor or such underwriter may reasonably request;

          (d) use all reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Investor or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by Investor or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

          (e) use all reasonable efforts to list the Eligible Securities on each national securities exchange on which the common stock of Company is then listed (if such Eligible Securities have not been previously listed), if the listing of such securities is then permitted under the rules of such exchange;

          (f) (i) in the case of an underwritten offering, furnish to the underwriters, addressed to them, an opinion of counsel for Company, dated the date of the closing under the underwriting agreement, and (ii) use all reasonable efforts to furnish to Investor, a "comfort letter" signed by the independent public accountants who have certified Company's financial statements included in such registration statement, addressed to them, each such document covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities; and

          (g) at any time when a prospectus relating to a registration pursuant to Article 3 hereof is required to be delivered under the Securities Act, immediately notify Investor of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Investor prepare and furnish to Investor as many copies of a supplement to or an amendment of such prospectus as Investor may request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Company may require Investor to furnish Company such information regarding Investor and the distribution of such securities as

Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

          4.2  Underwriting.  (a)  In the event that any registration pursuant
               ------------
     to Section 3.2 hereof shall involve, in whole or in part, an underwritten offering, Company may require Eligible Securities requested to be registered pursuant to Section 3.2 to be included in such underwriting on the same terms and conditions as shall be applicable to any Other Securities being sold through underwriters under such registration. Notwithstanding the foregoing, Investor may elect, in writing at least one day prior to the effective date of the registration statement filed in connection with such registration, not to register Investor's Eligible Securities in connection with such registration.

          (b) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in
     Article 6 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4.1(f).

          (c) Investor shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Company to and for the benefit of such underwriters shall also be made to and for the benefit of Investor. Such agreement shall also contain such representations and warranties by Investor and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in
     Article 6.

          4.3  Blackout Periods.  (a) At any time when a registration statement
               ----------------
     effected pursuant to Section 3.1 relating to Eligible Securities is effective, upon written notice from Company to Investor that Company determines in the good faith judgment of the Board of Directors of Company, with the advice of counsel, that Investor's sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on Company (an "INFORMATION BLACKOUT"), Investor shall suspend sales of Eligible Securities pursuant to such registration statement until the earlier of:

          (i) (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 60 days after Company makes such good faith determination, and

          (ii) such time as Company notifies Investor that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales by Investor until the day when such sales may be resumed hereunder is hereinafter called a "SALES BLACKOUT PERIOD").

          (b) Any delivery by Company of notice of an Information Blackout during the ninety (90) days immediately following effectiveness of any registration statement effected pursuant to Section 3.1 hereof shall give Investor the right, by written notice to Company within twenty (20) Business Days after the end of such blackout period, to cancel such registration and obtain one additional registration right under Sections 3.1(a) and 3.1(d).

          (c) If there is an Information Blackout and the Investor does not exercise its cancellation right, if any, pursuant to (b) above, or, if such cancellation right is not available, the time period set forth in Section 4.1(b) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

          4.4  Qualification for Rule 144 Sales.  Company will take all actions
               --------------------------------
reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable Investor to sell Eligible Securities without registration under the Securities Act and, upon the written request of Investor, Company will deliver to Investor a written statement as to whether it has complied with such filing requirements.

                                   ARTICLE V

                     PREPARATION; REASONABLE INVESTIGATION.
                     -------------------------------------

          5.1  Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement registering Eligible Securities under the Securities Act, Company will give Investor and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Investor and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                   ARTICLE VI

                       INDEMNIFICATION AND CONTRIBUTION.
                       --------------------------------

          6.1  Indemnification and Contribution.  (a)  In the event of any
               --------------------------------
registration of Eligible Securities hereunder, Company will enter into customary indemnification arrangements to indemnify and hold harmless Investor, its directors and officers, and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that
                                                               --------
Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Company by Investor expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Investor or any such Person and shall survive the transfer of such securities by Investor. Company also shall agree to make provision for contribution as shall be reasonably requested by Investor or any underwriters in circumstances where such indemnity is held unenforceable.

          (b) Investor, by virtue of exercising its registration rights hereunder, agrees and undertakes to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this
Article VI) Company, each director of Company, each officer of Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities and each person, if any, who controls Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by Investor to Company expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by Investor and the expiration of this Agreement. Investor also shall agree to make provision for contribution as shall be reasonably requested by Company or any underwriters in circumstances where such indemnity is held unenforceable.

                                  ARTICLE VII

                        TRANSFER OF REGISTRATION RIGHTS.
                        -------------------------------

          7.1  Transfer of Registration Rights.  Investor may not transfer the
               -------------------------------                ---
registration rights granted hereunder to any other Person.

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          8.1  Captions.  The captions or headings in this Agreement are for
               --------
convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

          8.2  Severability.  If any clause, provision or section of this
               ------------
Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

          8.3  Governing Law.  This Agreement shall be construed and enforced in
               -------------
accordance with the internal laws of the State of California, without reference to its rules as to conflicts or choice of laws.

          8.4  Modification and Amendment.  This Agreement may not be changed,
               --------------------------
modified, discharged or amended, except by an instrument signed by all of the parties hereto.

          8.5  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be an original, but all of which together shall constitute one and the same instrument.

          8.6  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

          8.7  Notices.  All notices, requests, demands, consents and other
               -------
communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices to Investor shall be made to the address listed on the stock transfer records of Company. Notices to Company shall be made to the address for Company specified on the signature page hereof, or to such other address as shall be designated by Company in a written notice to Investor complying as to delivery with the terms of this Section 8.7.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

                                    PACIFIC GULF PROPERTIES INC.




                                    By:  /s/ GLENN L. CARPENTER
                                         ----------------------------------
                                       Name:   Glenn L. Carpenter
                                       Title:  President

                                    Address:  363 San Miguel Drive, Suite 100
                                              Newport Beach, California 92660
                                              Attention: Chief Executive Officer


                                    SANTA ANITA REALTY ENTERPRISES, INC.



                                    By:  /s/ GLENN L. CARPENTER
                                         -----------------------------------
                                       Name:   Glenn L. Carpenter
                                       Title:  President

                                    Address:  285 W. Huntington Drive
                                              Arcadia, California 91006
                                              Attention: Chief Executive Officer